Pension and other employee benefit plans	6 Months Ended
Sep. 30, 2021
Pension and other employee benefit plans
12. Pension and other employee benefit plans
The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2020 and 2021:

	Six months ended September 30,
	2020	2021

	(in millions of yen)
Service cost-benefits earned during the period	22,695	16,365
Interest costs on projected benefit obligations	2,931	2,700
Expected return on plan assets	(20,073)	(18,478)
Amortization of prior service cost (benefits)	205	(2,410)
Amortization of net actuarial loss (gain)	836	(10,263)
Special termination benefits	4,981	4,154

Net periodic benefit cost	11,575	(7,932)

In September 2020, based on various approvals, MHFG and certain domestic subsidiaries communicated to their employees an amendment to the defined benefit pension plans that was effective as of October 1, 2020. In accordance with ASC 715, “Compensation—Retirement Benefits” (“ASC 715”), any change in projected benefit obligations due to a plan amendment is required to be recognized as prior service benefits (cost) as of the amendment date. Accordingly, the MHFG Group recognized ¥73,998 million of prior service benefits for the six months ended September 30, 2020.